Exhibit 99.1

CERTIFICATE OF DESIGNATIONS, PREFERENCES
AND RIGHTS OF
SERIES A CONVERTIBLE PREFERRED STOCK
OF
MRI INTERVENTIONS, INC.

MRI INTERVENTIONS, INC., a Delaware corporation (the “Corporation”), DOES HEREBY CERTIFY:

That pursuant to authority conferred on the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation of the Corporation and pursuant to the provisions of Section 151 of Title 8 of the Delaware Code, on June 11, 2012 the Board of Directors adopted a resolution providing for the designations, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions thereof, of Six Hundred Thousand (600,000) shares of the Corporation’s Preferred Stock, par value $0.01 per share, which resolution is as follows:

BE IT RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors hereby designates a series of Preferred Stock of the Corporation, par value $0.01 per share (the “Preferred Stock”), consisting of 600,000 shares of the authorized and unissued Preferred Stock, as Series A Convertible Preferred Stock, and hereby fixes such designation and number of shares, and the powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof as set forth below, and that the officers of the Corporation (and each acting singly) are hereby authorized and empowered to file with the Secretary of State of the State of Delaware a Certificate of Designation, Preferences, and Rights of the Series A Convertible Preferred Stock, as such officer or officers shall deem necessary or advisable to carry out the purposes of this Resolution.

Series A Convertible Preferred Stock.  The preferences, privileges and restrictions granted to or imposed upon the Corporation’s Series A Convertible Preferred Stock, par value $0.01 per share, or the holders thereof, are as follows:

1.             Designation and Amount.  The shares of such series shall be designated as “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be Six Hundred Thousand (600,000).  Subject to Section 8 below, such number of shares may be increased or decreased by resolution of the Board of Directors or the Committee, provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding.

2.            Dividends.  No dividend whatsoever shall be paid or declared on account of any common stock of the Corporation, par value $0.01 per share (the “Common Stock”) or any other class of capital stock of the Corporation, unless an equivalent additional dividend is simultaneously paid on each outstanding share of Series A Preferred Stock based on the number of shares of Common Stock into which it is then convertible.  No funds shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition of any shares of Common Stock.

3.             Liquidation Rights of Series A Preferred Stock.

(a)          In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets and funds of the Corporation available for distribution to stockholders shall be distributed as follows:

(i)           Each holder of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether such assets are capital, surplus or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any shares of Common Stock or any share of any other class or series of the Corporation’s preferred stock ranking junior to the Series A Preferred Stock with respect to the payment of dividends or distribution of assets upon liquidation, dissolution or winding up of the Corporation, an amount per share of Series A Preferred Stock equal to (A) any declared and unpaid dividends with respect to such share plus (B) $8.00 per share (the “Liquidation Preference”) (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event affecting such shares of Series A Preferred Stock).

(ii)          If upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series A Preferred Stock shall be insufficient to permit the payment to such stockholders of the full preferential amounts payable to the holders of the Series A Preferred Stock pursuant to paragraph (i) above, then (notwithstanding the provisions of paragraph (i) above) the entire assets of the Corporation to be distributed shall be distributed ratably among the holders of Series A Preferred Stock based on the full amount of Liquidation Preference for the number of shares of Series A Preferred Stock held by each holder.

(iii)         After payment to the holders of Series A Preferred Stock of the amounts set forth in Section 3(a)(i) hereof, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of any other capital stock of the Corporation entitled to a preference over the Common Stock in accordance with the terms thereof and, thereafter, to the holders of Common Stock.

The merger or consolidation of the Corporation into or with another corporation in which the stockholders of the Corporation shall own less than fifty percent (50%) of the voting securities of the surviving corporation or the sale, transfer or other disposition (but not including a transfer or disposition by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation as those terms are used in this Section 3.

(b)           In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Corporation shall, within ten (10) days after the date the Board of Directors approves such action, or twenty (20) days prior to any stockholders’ meeting called to approve such action, or twenty (20) days after the commencement of any involuntary proceeding, whichever is earlier, give each holder of shares of Series A Preferred Stock written notice of the proposed action.  Such written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash and property to be received by the holders of shares of Series A Preferred Stock upon consummation of the proposed action and the date of delivery thereof.  If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each holder of shares of Series A Preferred Stock of such material change.

(c)           The Corporation shall not consummate any voluntary or involuntary liquidation, dissolution or winding up of the Corporation before the expiration of thirty (30) days after the mailing of the initial written notice or ten (10) days after the mailing of any subsequent written notice, whichever is later, provided that any such 30-day or 10-day period may be shortened upon the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock.

(d)           In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation which will involve the distribution of assets other than cash, the Corporation shall promptly engage an independent appraiser to determine the value of the assets to be distributed to the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock (it being understood that with respect to the valuation of securities, the Corporation shall engage such appraiser as shall be approved by the holders of a majority of shares of the Corporation’s outstanding Series A Preferred Stock) for purposes of determining the allocation of such property under paragraph (a)(i) and (ii) above, provided that the requirement to engage an independent appraiser may be waived upon the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock.  The Corporation shall, upon receipt of such appraiser’s valuation, give prompt written notice to each holder of shares of Series A Preferred Stock of the appraiser’s valuation.

4.             Voting Rights and Related Provisions.

(a)          So long as any of the Series A Preferred Stock is outstanding, each share of Series A Preferred Stock shall entitle the holder thereof to vote on all matters voted on by the holders of Common Stock, voting together as a single class with other shares entitled to vote at all meetings of the stockholders of the Corporation.  With respect to any such vote, each share of Series A Preferred Stock shall entitle the holder thereof to cast the number of votes equal to the number of whole shares of Common Stock into which such shares of Series A Preferred Stock are then convertible (the “Conversion Shares”).  Such right may be exercised at any annual meeting or special meeting, or pursuant to any written consent of stockholders.

(b)          So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval by vote or written consent, in the manner provided by law, of the holders of at least a majority of the total number of shares of Series A Preferred Stock outstanding:

(i)           amend the Corporation’s Certificate of Incorporation or this Certificate of Designation so as to adversely change the rights of the holders of the Series A Preferred Stock; or

(ii)          authorize any transaction involving a compulsory share exchange or other recapitalization (but excluding any transaction involving the merger or reorganization of the Corporation or a sale of substantially all of the stock or assets of the Corporation, the result of which is that the holders of a majority of the Corporation’s outstanding equity securities before such transaction do not continue to hold a majority of the outstanding equity securities of the surviving corporation (an “Acquisition Transaction”)) whereby the Series A Preferred Stock is converted into other securities, cash or property, including as a result of any resulting liquidation of the Corporation.

5.           Series A Conversion.

(a)           Conversion Rights.  The holders of Series A Preferred Stock shall have conversion rights as follows:

(i)           Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $8.00 by the Series A Conversion Price (as defined below) in effect at the time of conversion.  The “Series A Conversion Price” at which shares of Common Stock shall be deliverable upon conversion of the Series A Preferred Stock shall initially be $8.00 and shall be subject to adjustment as hereinafter provided.

(ii)          Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock, based upon the then effective Series A Conversion Price, upon the time the consents of holders of at least a majority (more than 50.0%) of the outstanding Series A Preferred Stock to such conversion are obtained.  Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, into shares of Common Stock, based upon the then effective Series A Conversion Price, upon the earlier of (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement on Form S-1 (or a successor or comparable form) under the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder, covering the offer and sale of Common Stock for the account of the Corporation to the public; or (ii) the closing of an Acquisition Transaction.  In the event of such consent or such a public offering or Acquisition Transaction, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until the time the requisite consents are obtained or until immediately prior to the closing of such transaction, as applicable, at which time the Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of Series A Preferred Stock being converted are either delivered to the Corporation or its transfer agent, as hereinafter provided, or the holder notifies the Corporation or any transfer agent, as hereinafter provided, that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

(iii)         The holder of any shares of Series A Preferred Stock may exercise the conversion rights by delivering to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series A Preferred Stock, or at the principal office of the Corporation or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed for transfer to the Corporation (if required by it), accompanied or preceded by written notice stating that the holder elects to convert such shares into shares of Common Stock, conversion shall be deemed to have been effected on the date when such delivery is made (the “Conversion Date”).  As promptly as practicable thereafter the Corporation shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of shares of Common Stock, to which such holder is entitled.  The holder shall be deemed to have become a stockholder of record of such shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock on the applicable Conversion Date unless the transfer books of the Corporation are closed on the date, in which event it shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open, but the Conversion Price shall be that in effect on the Conversion Date.  Upon conversion of only a portion of the number of shares of Series A Preferred Stock represented by a certificate surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series A Preferred Stock representing the unconverted portion of the certificate so surrendered.

(iv)          The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Series A Preferred Stock pursuant hereto.  The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

(v)           The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series A Preferred Stock from time to time outstanding.  The Corporation shall from time to time (subject to obtaining necessary board of directors and stockholder approval), in accordance with the laws of the State of Delaware, increase the authorized amount of its Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series A Preferred Stock at the time outstanding.

(vi)          If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series A Preferred Stock require registration or listing with, or approval of, any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise, before such shares may be validly issued or delivered upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration, listing or approval, as the case may be.

(vii)         All shares of Common Stock which may be issued upon conversion of the shares of Series A Preferred Stock will upon issuance by the Corporation be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

(viii)        In case:

(A)          the Corporation shall take a record of the holders of its capital stock for the purpose of entitling them to receive a dividend, or any other distribution, payable otherwise than in cash or to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

(B)           of any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), consolidation or merger of the Corporation with or into another corporation or conveyance of all or substantially all of the assets of the Corporation to another corporation; or

(C)           of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, and in any such case, the Corporation shall cause to be mailed to the transfer agent for the Series A Preferred Stock, and to the holders of record of the outstanding Series A Preferred Stock at the address of record of such stockholder as set forth on the Corporation’s books, at least thirty (30) days prior to the date hereinafter specified, a notice, stating the material terms of the proposed transaction and the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up to take place and the date, if any, to be fixed as of which holders of capital stock of record shall be entitled to exchange their shares of capital stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up; provided, however, that such 30 day-notice period may be reduced upon the written consent of the holders of at least a majority of the outstanding shares of the Series A Preferred Stock.

(ix)           No fractional share shall be issued upon the conversion of any share or shares of Series A Preferred Stock.  All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the total number of shares of Common Stock issuable upon conversion shall be rounded down to the nearest whole number of shares.

(b)           The Series A Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows:

(i)           In case the Corporation shall at any time subdivide the outstanding shares of Common Stock, or shall declare or pay, without consideration, a dividend on its outstanding Common Stock payable in Common Stock, the Series A Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Corporation shall at any time combine the outstanding shares of Common Stock, the Series A Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

(ii)          In case the Corporation shall at any time after the issuance of the Series A Convertible Preferred Stock sell shares of Common Stock at a price per share less than the then existing Series A Conversion Price, the Series A Conversion Price shall be adjusted to equal the price at which the Corporation sold such shares of Common Stock; provided, however, that the foregoing adjustment shall not apply with respect to shares of Common Stock issued or issuable (A) upon exercise or conversion of any options, warrants, notes or other securities of the Corporation outstanding prior to the issuance of shares of Series A Preferred Stock, (B) to officers, directors or employees of, or consultants to, the Corporation pursuant to plans or agreements on terms approved by the Board of Directors, (C) pursuant to the preceding clause (b)(i), or (D) with the consent of the holders of at least a majority of the total number of shares of Series A Convertible Preferred Stock then outstanding.

(iii)         Subject to the right of the Corporation to amend this Certificate of Designation upon obtaining necessary approvals required by this Certificate of Designation and applicable law, the Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A Preferred Stock against impairment.

(iv)         Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof, and shall prepare and furnish to each holder of Series A Preferred Stock affected thereby a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment or readjustment, (B) the Series A Conversion Price of such series at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of his shares.

6.           Certain Covenants.  Any registered holder of Series A Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designation or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

7.           Notices.  All notices to the Corporation permitted hereunder shall be in writing and delivered by hand-delivery, registered first class mail (return receipt requested), facsimile, or air courier guaranteeing overnight delivery, addressed to the principal office of the Corporation or to such other address at which the principal office of the Corporation is located and as to which notice thereof is similarly given to the holders of the Series A Preferred Stock at their addresses appearing on the books of the Corporation, or to such other address as the holders may designate by notice.

8.           No Reissuance.  Any shares of Series A Preferred Stock repurchased by the Corporation or converted pursuant to Section 5 will be canceled and will not under any circumstances be reissued, sold or transferred and the Corporation may from time to time take such appropriate action as may be necessary to reduce the number of authorized shares of Series A Preferred Stock accordingly.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be signed by and attested by its duly authorized officers on this _____ day of __________, 20___.

MRI INTERVENTIONS, INC.

By:
Name:
Title:

ATTEST:

Secretary of the Corporation